Principal Real Estate Income Fund	Statement of Investments

July 31, 2025 (Unaudited)

Description	Shares	Value (Note 2)
COMMON STOCKS (43.97%)
Investment Management/Advisory Services (0.32%)
Centuria Capital Group	202,313	$241,180

Real Estate Management/Services (0.33%)
ESR Kendall Square REIT Co., Ltd.	44,733	137,089
Qualitas, Ltd.	47,681	110,312
		247,401
Real Estate Operation/Development (2.24%)
Hang Lung Properties, Ltd.	317,000	326,288
Hongkong Land Holdings, Ltd.	131,600	796,180
Mitsui Fudosan Co., Ltd.	64,400	580,155
		1,702,623
REITS-Apartments (5.16%)
Daiwa House REIT Investment Corp.	283	474,982
Equity Residential	16,223	1,025,294
Essex Property Trust, Inc.	3,090	803,956
Invincible Investment Corp.	698	311,045
Invitation Homes, Inc.	33,543	1,028,093
UNITE Group PLC	27,631	273,135
		3,916,505
REITS-Diversified (13.26%)
American Tower Corp.	775	161,502
Broadstone Net Lease, Inc.	48,360	785,366
Digital Realty Trust, Inc.	3,169	559,138
Equinix, Inc.	2,786	2,187,484
FrontView REIT, Inc.	25,000	294,250
Gaming and Leisure Properties, Inc.	25,454	1,160,193
Mapletree Logistics Trust	197,000	176,001
Mercialys SA	131,603	1,631,014
Mirvac Group	177,879	257,206
Sekisui House Reit, Inc.	791	411,761
Stockland	220,645	786,975
Stoneweg Europe Stapled Trust	225,760	407,067
VICI Properties, Inc.	24,195	788,757
Warehouses De Pauw CVA	19,640	459,919
		10,066,633
REITS-Health Care (9.86%)
American Healthcare REIT, Inc.	17,854	689,879
Chartwell Retirement Residence	17,400	222,397
Healthpeak Properties, Inc.	65,713	1,113,178
National Health Investors, Inc.	5,839	407,913
Sabra Health Care REIT, Inc.	106,464	1,919,546
Ventas, Inc.	24,697	1,659,144
Welltower, Inc.	8,931	1,474,240
		7,486,297

Principal Real Estate Income Fund	Statement of Investments

July 31, 2025 (Unaudited)

Description	Shares	Value (Note 2)
REITS-Hotels (0.34%)
Japan Hotel REIT Investment Corp.	466	$256,176

REITS-Manufactured Homes (0.65%)
Sun Communities, Inc.	3,953	490,291

REITS-Office Property (0.49%)
Brandywine Realty Trust	92,727	370,908

REITS-Regional Malls (1.34%)
Klepierre SA	26,666	1,021,273

REITS-Shopping Centers (1.58%)
NETSTREIT Corp.	15,824	288,472
Saul Centers, Inc.	28,300	911,826
		1,200,298
REITS-Storage (2.48%)
Extra Space Storage, Inc.	8,628	1,159,258
Iron Mountain, Inc.	4,529	440,943
National Storage REIT	180,998	279,164
		1,879,365
REITS-Warehouse/Industrials (5.65%)
AIMS AMP Capital Industrial REIT	220,600	236,163
Americold Realty Trust	11,661	187,509
CRE Logistics REIT, Inc.	192	190,472
Dream Industrial Real Estate Investment Trust	15,700	130,531
Goodman Group	46,428	1,049,662
Mitsubishi Estate Logistics REIT Investment Corp.	252	201,199
Nexus Industrial REIT	86,600	474,375
Plymouth Industrial REIT, Inc.	8,744	126,963
PRO Real Estate Investment Trust	31,603	131,147
Prologis, Inc.	7,187	767,428
Rexford Industrial Realty, Inc.	10,486	383,054
Segro PLC	35,258	301,453
SF Real Estate Investment Trust(a)	286,000	109,299
		4,289,255
Storage (0.27%)
Safestore Holdings PLC	23,425	208,356

TOTAL COMMON STOCKS
(Cost $31,256,567)		33,376,561

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (95.19%)
Commercial Mortgage-Backed Securities-Other (22.99%)
BANK 2021-BN35(b)(c)(d)	1.500%	06/15/64	$3,100,000	$217,640

Principal Real Estate Income Fund	Statement of Investments

July 31, 2025 (Unaudited)

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK5 2024-5YR12 2024-5YR12(b)(d)	0.100%	12/15/57	$158,121,000	$830,151
BBCMS Mortgage Trust 2024-C26 2024-C26(b)(c)(d)	2.341%	05/15/34	4,557,500	725,397
BBCMS Mortgage Trust 2025-C32 2025-C32(c)	4.500%	01/15/35	3,000,000	1,927,235
Benchmark 2022-B36 Mortgage Trust 2022-B36(b)(c)(d)	2.619%	05/15/32	15,860,000	2,428,453
Benchmark 2023-B40 Mortgage Trust 2023-B40(b)(c)(d)	3.659%	08/15/33	4,000,000	859,551
BMO 2024-C9 Mortgage Trust 2024-C9(b)(c)(d)	1.880%	07/15/34	9,145,000	1,058,505
BX 2025-BIO3 Mortgage Trust 2025-BIO3(b)(c)(d)	0.729%	02/10/30	30,000,000	893,799
COMM 2025-167G Mortgage Trust 2025-167G(b)(c)(d)	0.614%	08/10/30	85,000,000	1,548,539
FHLMC Multifamily Structured Pass Through Certificates 2012-K052(b)(d)	1.616%	01/25/26	9,690,000	54,176
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C15(b)(c)(d)	1.057%	11/15/45	8,548,489	85
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20(b)(c)(d)	1.595%	02/15/48	17,000,203	155,025
Morgan Stanley Capital I Trust 2016-UB11(b)(c)(d)	1.500%	08/15/26	13,495,500	161,831
Wells Fargo Commercial Mortgage Trust 2022-C62(b)(d)	0.047%	04/15/55	45,827,000	115,351
Wells Fargo Commercial Mortgage Trust 2024-5C2 2024-5C2(b)(c)(d)	2.083%	11/15/57	9,160,000	709,727
Wells Fargo Commercial Mortgage Trust 2025-5C3 2025-5C3(b)(c)(d)	2.653%	01/15/58	32,613,000	3,394,821
Wells Fargo Commercial Mortgage Trust 2025-5C5 2025-5C5(b)(c)(d)	2.691%	07/15/30	21,800,000	2,369,747
				17,450,033
Commercial Mortgage-Backed Securities-Subordinated (72.20%)
BANK:
2021-BN35(b)(c)	1.662%	08/15/31	3,200,000	1,508,993
BANK 2019-BNK21 2019-BN21(c)	2.500%	10/17/52	2,500,000	1,827,887
BANK 2020-BNK25:
2020-BN25(b)(c)	1.911%	02/15/30	3,000,000	1,571,277
2020-BN25(c)	2.500%	01/15/30	1,250,000	881,681
BANK 2020-BNK27 2020-BN27(c)	2.500%	04/15/30	1,949,000	1,475,782
BBCMS Mortgage Trust 2024-C24:
2024-C24(b)(c)(d)	2.935%	02/15/34	2,900,000	498,122
2024-C24(c)	4.250%	01/15/34	2,125,000	1,508,545
2024-C24(c)	4.250%	02/15/34	2,900,000	1,630,545
Benchmark 2018-B6 Mortgage Trust 2018-B6(b)(c)	3.087%	09/10/28	1,719,500	1,257,177

Principal Real Estate Income Fund	Statement of Investments

July 31, 2025 (Unaudited)

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
Benchmark 2019-B15 Mortgage Trust 2019-B15(b)	3.714%	12/15/29	$1,862,000	$1,489,317
Benchmark 2020-B19 Mortgage Trust 2020-B19	3.211%	09/15/30	2,000,000	1,476,765
Benchmark 2021-B31 Mortgage Trust 2021-B31(c)	2.250%	11/15/31	1,149,000	660,155
Benchmark 2023-B40 Mortgage Trust 2023-B40(c)	4.000%	12/15/33	1,290,000	897,896
Benchmark Mortgage Trust 2021-B29(b)(c)	2.303%	10/15/31	3,000,000	1,365,462
BMO 2022-C1 Mortgage Trust 2022-C1(c)	2.000%	02/15/32	5,548,000	3,756,511
BMO 2023-C4 Mortgage Trust 2023-C4(b)(c)	5.863%	01/15/33	2,125,000	1,929,802
BMO 2024-5C4 Mortgage Trust 2024-5C4(b)(c)(d)	3.003%	05/15/29	6,804,500	584,160
Cantor Commercial Real Estate Lending 2019-CF2 2019-CF2(b)	3.620%	10/15/29	1,750,000	1,547,013
Citigroup Commercial Mortgage Trust 2019-C7 2019-C7(b)	3.923%	10/15/29	2,700,000	2,434,118
Citigroup Commercial Mortgage Trust 2019-GC41 2019-GC41(c)	3.000%	08/10/29	1,600,000	1,219,959
Citigroup Commercial Mortgage Trust 2019-GC43:
2019-GC43(c)	3.000%	11/10/29	4,074,000	2,772,998
2019-GC43(b)	3.603%	11/10/29	2,000,000	1,624,425
COMM 2012-CCRE3 Mortgage Trust 2012-CR3(c)	3.922%	10/15/45	2,989,265	2,783,423
COMM 2015-LC19 Mortgage Trust 2015-LC19(b)	4.105%	02/10/48	1,490,000	1,442,769
Commercial Mortgage Trust:
2014-UBS5(c)	3.495%	09/10/47	5,004,500	3,353,015
2013-LC6(b)(c)	3.736%	01/10/46	165,586	159,945
2013-CR6(b)(c)	3.871%	03/10/46	2,773,000	2,058,177
2012-CR5(b)(c)	4.541%	12/10/45	2,359,260	2,177,662
Goldman Sachs Mortgage Securities Trust 2013-GC14(b)(c)	3.901%	08/10/46	1,328,345	1,305,776
GS Mortgage Securities Trust 2020-GC47 2020-GC47(b)(c)	3.452%	04/12/30	1,250,000	945,159
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C6(b)(c)	4.964%	05/15/45	1,500,000	1,456,447
MES01 G 2024-LGND(c)	10.030%	11/05/27	2,320,000	2,217,549
Morgan Stanley Capital I Trust 2019-H6 2019-H6(c)	3.000%	06/15/29	1,750,000	1,404,437
Morgan Stanley Capital I Trust 2020-L4 2020-L4	3.082%	02/15/30	541,000	485,224
UBS Commercial Mortgage Trust 2019-C17(c)	2.500%	10/15/29	1,400,000	1,092,499
				54,800,672

Principal Real Estate Income Fund	Statement of Investments

July 31, 2025 (Unaudited)

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $72,550,853)				72,250,705

Description	Shares	Value (Note 2)
MUTUAL FUNDS (0.53%)
Closed-end Funds (0.53%)
Qualitas Real Estate Income Fund	382,182	$401,570

TOTAL MUTUAL FUNDS
(Cost $401,553)		401,570

Description	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.94%)
State Street Institutional Treasury Plus Money Market Fund - Premier Class	4.237%	1,471,964	$1,471,964

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,471,964)			1,471,964

TOTAL INVESTMENTS (141.63%)
(Cost $105,680,937)			$107,500,800

Liabilities in Excess of Other Assets (-41.63%)			(31,598,857)
NET ASSETS (100.00%)			$75,901,943

(a)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of July 31, 2025, the aggregate value of those securities was $109,299 representing 0.14% of net assets.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at July 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $60,751,396, which represents approximately 80.04% of net assets as of July 31, 2025.
(d)	Interest only security.

See Notes to Quarterly Statement of Investments.

Principal Real Estate Income Fund	Notes to Statement of Investments

July 31, 2025 (Unaudited)

1. ORGANIZATION

Principal Real Estate Income Fund (the ’‘Fund’’) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ’’1940 Act’’).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value per share will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amount of increase or decrease in net assets from operations during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on July 31, 2025. In regards to Financial Accounting Standards Board update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. ALPS Advisors, Inc. (“AAI” or the “Adviser”) is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Portfolio Valuation: The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per common share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board” or “Trustees”). Net asset value per share is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

Principal Real Estate Income Fund	Notes to Statement of Investments

July 31, 2025 (Unaudited)

The Fund values commercial mortgage-backed securities (“CMBS”) and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its common shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed the Adviser to serve as the valuation designee to perform fair value determinations for investments in the Fund. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and salability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Discounts and premiums on commercial mortgage backed securities purchased are accreted or amortized using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes. Paydown gains and losses on mortgage-related and other asset-back securities, if any, are recorded as components of interest income in the Statement of Operations. Interest-only stripped mortgage-backed securities (“IO Strips”) are securities that receive only interest payments from a pool of mortgage loans. Little to no principal will be received by the Fund upon maturity of an IO Strip. Periodic adjustments are recorded to reduce the cost of the security until maturity, which are included in interest income.

Principal Real Estate Income Fund	Notes to Statement of Investments

July 31, 2025 (Unaudited)

Fair Value Measurements: Investments in the Fund are recorded at their estimated fair value. The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2025:

Investments in Securities at Value*	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$33,376,561	$–	$–	$33,376,561
Commercial Mortgage-Backed Securities	–	72,250,705	–	72,250,705
Mutual Funds	401,570	–	–	401,570
Short-Term Investments	1,471,964	–	–	1,471,964
Total	$35,250,095	$72,250,705	$–	$107,500,800

*	See Statement of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3, during the period.

Principal Real Estate Income Fund	Notes to Statement of Investments

July 31, 2025 (Unaudited)

Commercial Mortgage-Backed Securities: As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s common shares and, after that basis has been reduced to zero, will constitute capital gains to the common shareholder.

Principal Real Estate Income Fund	Notes to Statement of Investments

July 31, 2025 (Unaudited)

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Principal Real Estate Income Fund	Notes to Statement of Investments

July 31, 2025 (Unaudited)

Market Disruption and Geopolitical Risk: The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as the war in Ukraine, terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), tariffs and trade disruptions, recession, changes in currency rates, terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. For example, developments in the banking or financial services sectors could adversely impact a wide range of companies and issuers. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, persists for an extended period of time. Such events could impact the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investments may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory, other activities on behalf the Fund.

Shareholder Activism Risk: Shareholder activism involving closed-end funds can take many forms, including engaging in public campaigns to demand that the Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Trustees, or seeking other actions such as a termination of the Fund’s investment advisory contract with its current investment manager, or commencing litigation. If the Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Fund. Further, the Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties arising from or in connection with any shareholder activism.